Acruence Active Hedge U.S. Equity ETF
Trading Symbol: XVOL

Supplement dated May 18, 2022
to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated April 5, 2021, as previously supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Acruence Active Hedge U.S. Equity ETF (the “Fund”), a series of the Tidal ETF Trust. Effective on or about the open of trading on May 18, 2022 (the “Effective Date”), the primary listing exchange for the Fund’s shares will be changed from NYSE Arca, Inc. to Cboe BZX Exchange, Inc. As a result, each reference in the Summary Prospectus, Prospectus and SAI to NYSE Arca, Inc. as the primary listing exchange for the Fund’s shares will be replaced with a reference to Cboe BZX Exchange, Inc. on the Effective Date.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.